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Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Uniprop Manufactured Housing Communities Income Fund (the "Company") on Form 10-Q for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Paul M. Zlotoff, Principal Executive Officer of the Company, Joel Schwartz, Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.


/s/ Paul M. Zlotoff
-------------------------------------
Principal Executive Officer,
General Partner of P.I. Associates
Limited Partnership
President & Director of GP P.I.
Associated Corp.


/s/ Joel Schwartz
-------------------------------------
Joel Schwartz
Principal Financial Officer of
Uniprop, Inc.

November 14, 2006